EXHIBIT 10.14
                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (the "Guaranty") is made and entered into this 8th day of March, 2004, by Chex Services, Inc., a Minnesota corporation (hereinafter referred to as the "Guarantor"), to Pandora Select Partners, L.P., a British Virgin Islands limited partnership ("Pandora"), and Whitebox Hedged High Yield Partners, L.P., a British Virgin Islands limited partnership ("WHHY"; and together with Pandora referred to as the "Lenders").

                                    RECITALS

         WHEREAS, the Guarantor desires to obtain a loan of $5,000,000 for its general working capital purposes;

         WHEREAS, to effect this working capital loan for the Guarantor's benefit, the Lenders are willing to lend $5,000,000 (the "Equitex Loan") to Equitex Corporation, a Delaware corporation and the 100% owner of all of the outstanding capital stock of the Guarantor ("Equitex"), to allow Equitex in turn to loan $5,000,000 to the Guarantor (the "Chex Loan");

         WHEREAS, among the conditions of making the Equitex Loan, the Lenders require that the Guarantor guarantee the full and timely repayment of the Equitex Loan and pledge all of its assets as security for this guarantee; and

         WHEREAS, in order to induce the Lenders to make the Equitex Loan (which in turn will make possible the Chex Loan), and as additional security for the repayment of the promissory notes issuable by Equitex to evidence the Equitex Loan (the "Notes") and the performance of Equitex's obligations under a Security Agreement entered into between Equitex, Pandora and WHHY dated as of this date (all together, the "Equitex Loan Documents"), the Guarantor has agreed to give this Guaranty and to pledge all of its assets as security for this Guaranty;

         NOW, THEREFORE, in consideration as stated above, and for other good and valuable consideration, specifically including but not limited to Lenders' reliance hereon, the Guarantor hereby covenants and agrees with the Lenders as follows:

         1. Incorporation of Equitex Loan Documents. The Equitex Loan Documents are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein.

         2. Payment Guarantee. The Guarantor hereby unconditionally and absolutely guarantees to the Lenders, jointly and severally, the due and prompt payment, and not just the collectibility, of the principal of, and interest and late charges and all other indebtedness or payments due, if any, on the Notes and other Equitex Loan Documents when due, whether at maturity, pursuant to

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mandatory or optional prepayments, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the tenor of the Notes and other Equitex Loan Documents.

         3. Performance Guarantee. The Guarantor further hereby unconditionally and absolutely guarantees to Lenders, jointly and severally, the due and prompt performance by Equitex of all duties, agreements and obligations of Equitex contained in the Equitex Loan Documents and specifically the due and prompt payment of all costs incurred, including reasonable attorney's fees, in enforcing the payment and performance of the Notes and other Equitex Loan Documents and this Guaranty. The payments and performance of the items set forth in Sections 2 and 3 of this Guaranty are hereinafter collectively referred to as the "Indebtedness Guaranteed."

         4. Grant of Security Interest. To secure the timely payment and performance of the Indebtedness Guaranteed, the Guarantor agrees to grant the Lenders a security interest in all of the Guarantor's assets pursuant to the terms of a "Chex Guarantee Security Agreement" of this date (the "Guarantor Security Agreement"). Such security interest will be subordinate only to the security interest granted by Guarantor to Equitex to secure the Chex Loan.

         5. Guarantor Not Released by Particular Actions. The Guarantor hereby agrees that the Lenders may, from time to time without notice to or consent of the Guarantor and upon such terms and conditions as the Lenders may deem advisable, without affecting this Guaranty or the Guarantor Security Agreement
(a) release any maker, surety, guarantor or other person liable for payment of all or any part of the Indebtedness Guaranteed, (b) make any agreement extending or otherwise altering the time for or the terms of payment or performance of all

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or any part of the Indebtedness Guaranteed, (c) modify, waive, compromise, release, subordinate, resort to, exercise or refrain from exercising any right the Lenders may have hereunder or pursuant to the Guarantor Security Agreement, the Notes or any other Equitex Loan Document given for the Indebtedness Guaranteed, (d) accept additional or release existing security or guarantees of any kind, (e) endorse, transfer or assign this Guaranty, the Guarantor Security Agreement, the Notes or any other Equitex Loan Documents to any other party, (f) accept from Equitex or any other party partial payment or payments on account of the Indebtedness Guaranteed, (g) from time to time hereafter further loan monies or give or extend credit to or for the benefit of Equitex or (h) release, settle or compromise any claim of the Lenders against Equitex, or against any other person, firm or corporation whose obligation is held by the Lenders as collateral security for the Indebtedness Guaranteed.

         5. Waivers. The Guarantor hereby unconditionally and absolutely waives
(a) any obligation on the part of the Lenders to protect, secure or insure any of the security given for the payment of the Indebtedness Guaranteed or exercise any right of setoff which the Lenders may have against Equitex, (b) the invalidity or unenforceability of the Indebtedness Guaranteed, (c) notice of acceptance of this Guaranty or the Guarantor Security Agreement by the Lenders,
(d) notice of presentment, demand for payment, notice of non-performance, protest, notices of protest and notices of dishonor, notice of non-payment or partial payment, (e) notice of any defaults under the Notes or in the performance of any of the covenants and agreements contained therein or in any other Equitex Loan Document given as security for the Notes, (f) any limitation or exculpation of liability on the part of Equitex whether contained in the Notes or otherwise, (g) the transfer or sale by Equitex or the diminution in value thereof of any security given for the Indebtedness Guaranteed, (h) any failure, neglect or omission on the part of the Lenders to realize or protect the Indebtedness Guaranteed or any security given therefor, (i) any right to insist that the Lenders prosecute collection of the Notes or resort to any instrument or security given to secure the Indebtedness Guaranteed or to proceed against Equitex or against any other guarantor or surety prior to enforcing this Guaranty or the Guarantor Security Agreement; provided, however, at their sole discretion the Lenders may either in a separate action or an action pursuant to this Guaranty or the Guarantor Security Agreement pursue their remedies against Equitex or any other guarantor or surety, without affecting their rights under this Guaranty or the Guarantor Security Agreement, (j) notice to the Guarantor of the existence of or the extending to Equitex of the Indebtedness Guaranteed or (k) any order, method or manner of application of any payments on the Indebtedness Guaranteed.

         6. Limitation of Defenses. Without limiting the generality of the foregoing, the Guarantor will not assert against the Lenders any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statutes, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to Equitex in respect of the Notes or any other Equitex Loan Document or any setoff available against the Lenders to Equitex whether or not on account of a related transaction, and the Guarantor expressly agrees that it shall be and remain liable for any deficiency remaining after foreclosure of the security interest under the Guarantor Security Agreement securing the Note, notwithstanding provisions of law that may prevent the Lenders from enforcing such deficiency against Equitex. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all the assets, marshaling the assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting Equitex or any of its assets and that upon the institution of any of the above actions, at the Lenders' sole discretion and without notice thereof or demand therefor, the Guarantor's obligations shall become due and payable and enforceable against the Guarantor, whether or not the Indebtedness Guaranteed is then due and payable. The Guarantor further agrees that no act or thing, except for payment in full, which but for this provision might or could in law or in equity act as a release of the liabilities of the Guarantor hereunder shall in any way affect or impair this Guaranty or the Guarantor Security Agreement and the Guarantor agrees that this shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until the Indebtedness Guaranteed has been paid in full.

         7. Subordination. The Guarantor agrees that all indebtedness, liability or liabilities now or at any time or times hereafter owing by Equitex to the Guarantor is hereby subordinated to the Indebtedness Guaranteed and any payment of indebtedness of Equitex to the Guarantor, if the Lenders so request, shall be

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received by the Guarantor as trustees for the Lenders on account of the
Indebtedness Guaranteed. The Guarantor agrees that the payment of any amount or amounts by the Guarantor pursuant to this Guaranty shall not in any way entitle the Guarantor whether at law, in equity or otherwise to any right to participate in any security held by the Lenders for the payment of the Indebtedness Guaranteed, any right to direct the application or disposition of any such security or any right to direct the enforcement of any such security. Performance by the Guarantor under this Guaranty shall not entitle the Guarantor to be subrogated to any of the Indebtedness Guaranteed or to any security therefor, unless and until the full amount of the Indebtedness Guaranteed has been fully paid.

         8. No Other Guaranties. The delivery and effectiveness of this Guaranty is not contingent or conditioned upon the delivery by any other entity or any other type of personal guaranty relative to the Indebtedness Guaranteed.

         9. Matters Occurring Automatically. The Guarantor agrees this Guaranty is executed in order to induce the Lenders to make and disburse the Equitex Loan evidenced by the Notes and other Equitex Loan Documents and with the intent that it be relied upon by the Lenders in making and disbursing the Equitex Loan. Disbursement of any part of the Equitex Loan evidenced by the Notes and other Equitex Loan Documents, without any further action or notice, shall constitute conclusive evidence of the reliance hereon by the Lenders. This Guaranty shall run with the Equitex Loan Documents and without the need for any further assignment of this Guaranty to any subsequent holder of the Notes or the need for any notice to the Guarantor or any other guarantor thereof. Upon endorsement or assignment of a Note to any subsequent holder, said subsequent holder of a Note may enforce this Guaranty and the Guarantor Security Agreement as if said holder had been originally named as a Lender hereunder.

         10. Jurisdiction. The Guarantor consents to be sued in any jurisdiction in which Equitex may be sued as well as the Guarantor's principal place of business and in Minnesota.

         11. Miscellaneous. No right or remedy herein conferred upon or reserved to the Lenders is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by the Lenders. If any term, provision, covenant, or condition of this Guaranty shall be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of this Guaranty shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby. No term or provision shall be construed against the Guarantor or the Lenders by virtue of their participation in drafting or otherwise providing such term or provision.

         12. Governing Law. This Guaranty is delivered in and made in and shall in all respects be construed pursuant to the laws of the State of Minnesota, exclusive of its conflict of laws rules. Nothing in this Guaranty shall be

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construed as making the Guarantor "co-makers" of the Notes or any of the
Indebtedness Guaranteed or that the same is an original undertaking of the Guarantor.

         13. Binding Effect. This Guaranty, and each and every part hereof, shall be binding upon the Guarantor and upon its representatives, successors and assigns and shall inure to the benefit of each and every future holder of the Notes, including the representatives, successors and assigns of the Lenders.

         IN WITNESS WHEREOF, the undersigned has hereunto affixed its signature.

                                      Chex Services, Inc.



                                      By       /s/ James Welbourn
                                        -------------------------------------

                                      Its      President
                                         ------------------------------------

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